Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND
 CHIEF FINANCIAL OFFICER
 PURSUANT TO
 18 U.S.C. SECTION 1350,
 AS ADOPTED PURSUANT TO
 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

            In connection with the accompanying annual Report on Form 10-K of Znomics, Inc. for the year ended December 31, 2009, as filed with the Securities and Exchange Commission, I certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to my knowledge, that:

(1)	the annual Report on Form 10-K of Znomics, Inc. for the year ended December 31, 2009 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)
the information contained in the annual Report on Form 10-K for the year ended December 31, 2009, fairly presents in all material respects, the financial condition and results of operations of Znomics, Inc.

By: /s/ Gordon F. Stofer
 Name: Gordon F. Stofer
 Title: Chief Executive Officer

Date: March 26, 2010

By: /s/ David G. Latzke
 Name: David G. Latzke
 Title: Chief Financial Officer

Date: March 26, 2010